EXHIBIT 10.7

EXECUTION COPY

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT, dated as of May 1, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006, as amended by Amendment to Credit Agreement, dated as of February 6, 2007, by Amendment No. 2 to Credit Agreement, dated as of March 30, 2007, by Amendment No. 3 to Credit Agreement, dated as of April 9, 2007, and by Amendment No. 4, dated as of April 23, 2007 (the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2. Effectiveness of the Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of:

(a)	counterparts hereof duly executed by:

(i)	the Borrower,

(ii)	each of the Guarantors,

(iii)	the Administrative Agent, and

(iv)	each Lender;

(b)	confirmation of the due authorization of this Amendment by the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and the Lenders; and

(c)	the 2006 Amended Financials Delay Fee (as defined below).

Section 3. Amendment to Agreement – Definitions.

The definition of “Availability Period” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Availability Period” means the period from and including the Closing Date to the earliest of (A) the Maturity Date, (B) the date of termination of the Commitments pursuant to Section 8.02 and (C) July 31, 2007.

Section 4. Amendment to Agreement – Delayed Draw.

The penultimate sentence of Section 2.01 is hereby amended and restated in its entirety as follows:

“The Borrower shall, not later than July 31, 2007, have made up to two requests for Loans which, in the aggregate, equal the full amount of the Facility.”

Section 5. Amendment to Agreement – Post-Closing Covenants and Cash Collateral Account.

(a)

Section 6.01(a). The phrase: “by April 23, 2007 (or, if the Borrower has timely paid all of the required 2006 Financial Daily Delay Fee, as defined in Section 4 of Amendment No. 4 to Credit Agreement, by May 1, 2007) with respect to the fiscal year ended December 31, 2006 and within 90 days after the end of each other fiscal year” shall be replaced with the phrase, “by May 31, 2007 with respect to the fiscal year ended December 31, 2006 and within 90 days after the end of each other fiscal year.”

(b)	Section 6.01(b). The phrase: “within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended March 31, 2007).” shall be replaced with the phrase, “within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (except with respect to the fiscal quarter ended March 31, 2007, by May 31, 2007).”

(c)	Section 6.12(d). The phrase “by May 30, 2007 and at all times thereafter” in the first sentence of Section 6.12(d) shall be replaced with the phrase: “by July 31, 2007 and at all times thereafter.”

(d)	Section 6.16. Section 6.16 is hereby amended and restated in its entirety as follows: “By July 31, 2007 and at all times thereafter, maintain the Cash Collateral Account.”

(e)	Section 7.11(b). The phrase “May 30, 2007.” in Section 7.11(b) shall be replaced with the phrase: “July 31, 2007.”

Section 6. Amendment to Agreement – 2006 Amended Financials Delay Fee.

The Borrower shall (not later than on May 2, 2007) pay a fee of $300,000 (the “2006 Amended Financials Delay Fee”) to the Administrative Agent for the accounts of the Lenders (to be distributed to the Lenders in proportion to each such Lender’s Applicable Percentage in respect of the Facility). Such 2006 Amended Financials Delay Fee is non-refundable. The Borrower’s payment, and the Administrative Agent’s and the Lenders’ receipt, of such 2006 Amended Financials Delay Fee shall not waive any Default or Event of Default nor waive any rights or remedies of the Administrative Agent or the Lenders under the Agreement as hereby amended, the other Loan Documents or applicable law, all of which are cumulative and expressly reserved.

Section 7. Waiver. With respect to the annual financial statements for the year-ended December 31, 2006, the Administrative Agent and the Lenders hereby waive the requirement set forth in Section 6.01(a) of the Agreement that Borrower deliver an opinion (the “Internal Controls Opinion for 2007”) of a Registered Public Accounting Firm independently assessing the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls to the extent that the Internal Controls Opinion for 2007 (x) is delivered later than March 31, 2007 and (y) mentions that there are material weaknesses in such internal controls; provided that the waiver in this Section 7 shall terminate and be of no force or effect unless (i) the Borrower cures the material weakness in internal controls relating to personnel staffing requirements (identified in Schedule A to Amendment No. 2 to Credit Agreement dated as of March 30, 2007) by July 1, 2007, (ii) the Borrower cures all other material weaknesses in internal controls (identified in Schedule A Amendment No. 2 to Credit Agreement dated as of March 30, 2007 or in the Internal Controls Opinion for 2007) by May 31, 2007, and (iii) the Borrower receives the Internal Controls Opinion for 2007 (and delivers a copy to the Administrative Agent and the Lenders) by May 31, 2007.

Section 8. Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower represents and warrants that attached to Amendment No. 2 to Credit Agreement dated as of March 30, 2007 as Schedule A is a brief description of the material weaknesses in the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley

identified with respect to the annual financial statements for the year-ended December 31, 2006. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 9. Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 10. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower:

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

Guarantors: CAIS ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

CAIS ACQUISITION II, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

FON ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

[Signature Page to Amendment No. 5 to InPhonic Credit Agreement]

SIMIPC ACQUISITION CORP.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

STAR NUMBER, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

1010 INTERACTIVE, LLC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg Title: Chief Executive Officer

[Signature Page to Amendment No. 5 to InPhonic Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Scot French
Name: Scot French
Title: Managing Director

[Signature Page to Amendment No. 5 to InPhonic Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Kenneth Eberts
Name: Kenneth Eberts
Title: Managing Director, Goldman, Sachs & Co. Attorney-In-Fact, Goldman Sachs Credit Partners

[Signature Page to Amendment No. 5 to InPhonic Credit Agreement]

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ David Berkman
Name: David Berkman
Title: Managing Partner

[Signature Page to Amendment No. 5 to InPhonic Credit Agreement]